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                    SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D. C.  20549



                                 FORM 8-K




                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                              April 19, 1995
                     (Date of earliest event reported)



                          BankAmerica Corporation
          (Exact name of registrant as specified in its charter)



   Delaware                        1-7377              94-1681731
(State or other jurisdiction     (Commission       (I.R.S. Employer
  of incorporation)              File Number)    Identification Number)


Bank of America Center
555 California Street
San Francisco, California                               94104
(Address of principal executive offices)             (Zip Code)



                          415-622-3530
        (Registrant's telephone number, including area code)





4063959
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 Item 5.   Other Events.

       Attached hereto as Exhibit 99 is a copy of BankAmerica
 Corporation's press release dated April 19, 1995 titled
 "BankAmerica First Quarter Earnings."


      Item 7.   Financial Statements, Pro Forma
                Financial Information and Exhibits.

      (a)  Financial Statements of Businesses Acquired
           Not applicable.

      (b)  Pro Forma Financial Information
           Not applicable.

      (c)  Exhibits


 Exhibit Number      Description

       99 BankAmerica Corporation press release dated April 19, 1995 titled "BankAmerica First Quarter Earnings."




                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   BANKAMERICA CORPORATION
                                        (Registrant)



 Date:  April 19, 1995
                                 By /s/ JAMES H. WILLIAMS
                                        James H. Williams
                                        Executive Vice President






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